Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Prepayments and Other Current Assets
Input value added tax ("VAT")	¥ 1,698,506		¥ 1,386,004
Prepaid expenses	111,420		80,388
Accrued interest income	71,855		150,157
Deposits	76,665		55,277
Others	376,242		292,680
Total	¥ 2,334,688	$ 357,805	¥ 1,964,506